Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2017
All Target Retirement Funds
The Board of Trustees of Harbor Funds, on behalf of Harbor Global Growth Fund (the “Fund”), appointed Sands Capital Management, LLC (“Sands Capital”) to serve as the subadviser to the Fund effective March 1, 2017. Sands Capital replaces Marsico Capital Management, LLC (“Marsico Capital”) as subadviser to the Fund. The Board of Trustees also approved a change in the Fund’s name from Harbor Global Growth Fund to Harbor Global Leaders Fund to reflect Sands Capital’s investment strategy for the Fund. This change coincides with the appointment of Sands Capital as the Fund’s subadviser and also takes effect on March 1, 2017.
Sands Capital hereby replaces all references to Marsico Capital and Harbor Global Leaders Fund hereby replaces all references to the Fund in the Prospectus.
The following replaces the information for the Fund in the “Descriptions of the Underlying Harbor Funds” section on page 46 of the Prospectus:

Harbor Global Leaders Fund
Investment Objective: Seeks long-term capital appreciation
Subadviser: Sands Capital Management, LLC (since March 2017)
Portfolio Manager: Sunil H. Thakor, CFA (since 2017)
Overview of Principal Investment Strategy
Harbor Global Leaders Fund seeks long-term capital appreciation by investing primarily in equity securities of publicly-traded companies located anywhere in the world, including in developed and emerging markets. The fund may invest in companies at any stage of their growth lifecycles, but will focus on companies that the Subadviser believes are capable of generating sustainable, above-average, and relatively stable rates of earnings per share growth and strong free cash flow, typically enabled by above-average rates of return on capital. The Subadviser seeks investment opportunities in companies that the Subadviser believes are leaders in their country, industry, or globally in terms of products, services, or execution. Under normal market conditions, the Fund expects to invest in at least three countries, including the United States, and invest at least 40% of its assets in foreign companies. The Fund intends to buy and hold securities for the longer term, generally three to five years, resulting in a lower level of portfolio turnover.
March 1, 2017
Investors Should Retain This Supplement For Future Reference
S0301.P.TR